Exhibit 99.1
ACQUISITION OVERVIEW: TYR TACTICAL October 29, 2025

2 FORWARD-LOOKING STATEMENTS Please note that in this presentation Cadre Holdings, Inc. (the "Company" or "Cadre") may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to all projections and anticipated levels of future performance. Forward-looking statements involve risks, uncertainties and other factors that may cause our actual results to differ materially from those discussed herein. Any number of factors could cause actual results to differ materially from those expressed or implied by forward-looking statements in this presentation, including without limitation, the possibility that the Company’s contemplated acquisition of TYR Tactical will not be completed on the terms and conditions, or on the timing, currently contemplated, and that it may not be completed at all, due to a failure to obtain or satisfy, in a timely manner or otherwise, required conditions to the closing of the transaction or for other reasons, the failure to complete the transaction which could negatively impact the price of the Company’s shares of common stock or the business, results of operations, and financial condition of the Company, and the Company’s ability to successfully integrate the operations of TYR Tactical, as well as those risks and uncertainties more fully described from time to time in the Company’s public reports filed with the Securities and Exchange Commission, including under the section titled “Risk Factors” in the Company's Annual Report on Form 10-K, and/or Quarterly Reports on Form 10-Q, as well as in the Company’s Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation, and speak only as of the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation.

3 ACQUISITION OVERVIEW World-class engineering capabilities and global reach that will enable Cadre to unlock new growth opportunities in high-value end markets Highlights & Strategic Rationale Leading market position Mission-critical to customer Leading and defensible technology Strong brand recognition Attractive ROIC Niche market Resiliency thru market cycles Cadre’s Key M&A Criteria Met • Leading manufacturer of mission-critical personal protective equipment and tactical gear for military and law enforcement globally • Agreement for total consideration of $175M, including $150M of cash and $25M of CDRE stock • Headquartered in Peoria, Arizona with additional facilities in El Paso, Texas; Ontario, Canada; and Aarhus, Denmark • Provides significant entry into new markets, particularly European military and defense • Offers unique ability to manufacture plates/shields engineered with next-gen advanced materials • $93M of revenue in FY2024; expected to be immediately accretive to earnings and adj. EBITDA margins

MISSION-DRIVEN BUSINESS DELIVERING TACTICAL DEFENSE PRODUCTS

- Vertically integrated business with scalable manufacturing and innovation engine that powers new development
- Long-tenured, high-touch relationships with contracting officers and end-customers, supported by strategic facility locations globally
- Opportunity to expand product portfolio, add new attractive international customers, and capitalize on strong operational synergies

Core Product Offerings


Soft Armor


Tactical Vest & Plate Carriers


Ballistic Plates


Ballistic Shields


Tactical Belts


Tactical Accessories


Tactical Apparel

International Headquarters


Peoria, AZ, USA
soft gear, hard plates, hard shields


El Paso, TX, USA
soft gear

Canadian Headquarters


Kanata, ON, CAN
soft gear

European Headquarters


Aarhus, DK
soft gear

Large Geographic Footprint



39
Countries Serviced

~50%
2024E International Revenue Mix

CADRE HOLDINGS

4

5 PROPRIETARY IP & ENGINEERING EXPERTISE Differentiated Manufacturing 59 27 80 Patents secured across the U.S., Canada, UK, Australia, and Europe Patents pending, domestically and internationally Registered trademarks, encompassing key markets Patent & Trademark Portfolio Representative Patents Ballistic Vein Insert Female Shape Vest Female Ballistic Ridge Ballistic Shield Dolly Led by an experienced leadership team, TYR brings state-of-the-art manufacturing capabilities and proactive R&D process driving deep library of patents Jason Beck Co-founder and CEO 25 yrs. industry experience 15 yrs. with TYR Tactical Jane Beck Co-founder and CCO 20 yrs. industry experience 15 yrs. with TYR Tactical Leadership Hydraulic Presses Capable up to 20,000+ PSI (highly unique in the industry) Industrial Autoclaves State-of the-art systems to process next-gen advanced materials

6 Advances Strategic Focus on Mission-Critical Products with High Margins, Strong Cash Flows, and Resilience Through Market Cycles International Footprint Provides Significant Entry into New Markets Best-in-Class Manufacturing Technology Product Innovation Secured by Extensive IP Portfolio (80+ Patents, 59 Registered Trademarks) Global Network of Elite Defense and Law Enforcement Customers Poised for Further Growth as Tailwinds Drive Replenishment Cycles Opportunity to Capitalize on Strong Operational Synergies and Implement Cadre Operating Model 1 2 3 4 5 6 INVESTMENT HIGHLIGHTS 7